UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 18, 2023 (December 13, 2023)
SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22345	52-1974638
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
18 E. Dover St., Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 763-7800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share	SHBI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On December 13, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Shore Bancshares, Inc. (the “Company”), in consultation with management and the Company’s independent registered public accounting firm, Yount, Hyde & Barbour, P.C. (“YHB”), concluded that the Company’s unaudited financial statements for the three and nine months ended September 30, 2023 (the “Unaudited Financial Statements”) included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “2023 Q3 10-Q”) filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2023, contained an error related to the improper recording of the net deferred tax assets attributable to the Company’s acquisition of The Community Financial Corporation (“TCFC”).
The Audit Committee determined that the Unaudited Financial Statements included in the 2023 Q3 10-Q need to be restated and should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases or similar communications of the Company describing those Unaudited Financial Statements and other information related to the three and nine months ended September 30, 2023, should no longer be relied upon. The Company plans to restate, as soon as practicable, the Unaudited Financial Statements in an amendment to the 2023 Q3 10-Q (the “10-Q Amendment”).
The Company determined that the error in the Company’s Unaudited Financial Statements was due to improper recording of net deferred tax assets attributable to the acquisition of TCFC on July 1, 2023. This error resulted in an overstatement of $3.4 million of the reported bargain purchase gain for the three and nine months ended September 30, 2023, and the balance of deferred tax assets initially recorded in the acquisition of TCFC. The error did not have a material impact on the reported income tax provisions for either the three- or nine-month periods ended September 30, 2023, as the bargain purchase gain was treated as a non-taxable item. This error did have corresponding effects on the Consolidated Balance Sheets, Consolidated Statements of Income/(Loss), Consolidated Statements of Comprehensive Income/(Loss), Consolidated Statements of Changes in Stockholders’ Equity, and the Consolidated Statements of Cash Flows as of and for the three and nine months ended September 30, 2023, included in the 2023 Q3 10-Q.
For the quarter ended September 30, 2023, the net loss, diluted loss per share and return on average assets increased from the previously reported balances of $(6.4) million to $(9.7) million, $(0.19) to $(0.29), and (0.44)% to (0.67)%, respectively. For the nine months ended September 30, 2023, net income, diluted income per share and return on average assets decreased from the previously reported balances of $4.1 million to $0.7 million, $0.17 to $0.03, and 0.13% to 0.02%, respectively. As of September 30, 2023, tangible common equity as a percentage of tangible assets decreased from the previously reported ratio of 7.00% to 6.93%. Total risk-based capital for the Company and it’s wholly-owned subsidiary, Shore United Bank, N.A. decreased from the previously reported ratios of 11.37% to 11.26% and 11.20% to 11.09%, respectively.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with YHB.
FORWARD-LOOKING STATEMENTS
This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Current Report may be forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, statements regarding the Company’s expectations regarding the impact of the error, our expectations with respect to any restated amount in our restated Unaudited Financial Statements and the timing of the completion of the restatement and the filing of the 10-Q Amendment. We have based these forward-looking statements largely on our current expectations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 30, 2023, as may be updated from time to time in other filings we make with the SEC including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on May 15, 2023, as well as the review of the Company’s accounting, accounting policies and internal controls over financial reporting, the preparation of and the audit or review, as applicable, of the Unaudited Financial Statements contained in the 2023 Q3 10-Q, the 10-Q Amendment, and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. In addition, our financial results and stock price may suffer as a result of this review and any subsequent determinations from this process. The forward-looking statements in this Current Report are based upon information available to us as of the date of this Current Report, and while we believe such information forms a reasonable basis for such statements, these statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this Current Report, whether as a result of any new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: December 18, 2023	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer